Exhibit 10.4

SUBSCRIPTION AGREEMENT

A completed and originally executed copy of this Subscription Agreement, the Confirmation of Status as U.S. “Accredited Investor” attached as Schedule ”A” and if the Purchaser is a resident of any Canadian jurisdiction, the Confirmation of Status as Canadian “Accredited Investor” attached as Schedule ”B”, must be delivered by no later than 4:30 p.m. (Vancouver time) on September 21, 2005 to:

Global Resource Investments Ltd.
7770 El Camino Real

Carlsbad, CA 92009

Attention:  Gretchen Carter
Fax:  (760) 943-3940

Phone:  (760) 943-3939

Issuer: Vista Gold Corp.	Issue:	Units, each unit consisting of one Share (as defined below) and one Warrant (as defined below)

Price per Unit: U.S.$3.60	Total Subscription Price: U.S.$

Number of Units:

Name and Address of Purchaser:

Name:	Address:
(Street Address)

(City and State/Province or Country)

(Zip Code/Postal Code)

Alternate Registration Instructions for Certificates: If other than in the name of the Purchaser:

Name:	Address:
(Street Address)

(City and State/Province or Country)

(Zip Code/Postal Code)

Delivery Instructions:  The name and address (including contact name and telephone number) of the person to whom the certificates representing the Shares and Warrants are to be delivered, if other than the Purchaser:

Name:	Address:
(Street Address)

(City and State/Province or Country)

(Zip Code/Postal Code)

Number and type of securities of Vista Gold Corp. presently held directly and indirectly:

Type of Security	Number
Common shares
Convertible security (including warrants)

TO:                                                                          VISTA GOLD CORP.

1.                                                                                       Subscription.  The undersigned (the “Purchaser”) hereby tenders to Vista Gold Corp. (the “Corporation”) this subscription offer which, upon acceptance by the Corporation, will constitute an agreement (the “Subscription Agreement”) of the Purchaser with the Corporation to purchase from the Corporation and, on the part of the Corporation, to sell to the Purchaser, the Units (as defined below) set out on the cover page hereof (the “Purchaser’s Units”) at the price of U.S.$3.60 per Unit (the “Purchase Price”), all on the terms and subject to the conditions set forth in this Subscription Agreement.  Each Unit will consist of one Share (as defined below) and one Warrant (as defined below).

2.                                                                                       Acknowledgement.  The Purchaser acknowledges that the Purchaser’s Units will be issued in connection with the creation and issuance of an aggregate of up to 2,168,812 Units for an aggregate subscription price of up to U.S.$7,807,723.20 to be sold by the Corporation by private placement (the “Offering”) and that the Corporation has agreed to pay Global Resource Investments Ltd. a finder’s fee, payable in cash, equal to 6% of the gross proceeds received by the Corporation in connection with the Offering and pay Quest Securities Corporation (together with Global Resource Investments Ltd., the “Finders”) a finder’s fee, payable in broker’s warrants, equal to 10% of the number of Units issued as part of the Offering, as consideration for the Finders introducing the Purchaser and other Purchasers to the Corporation.  The Purchaser acknowledges that the Finders and its related entities and their respective officers and directors, directly or indirectly, hold Shares or securities convertible into or exercisable for Shares of the Corporation.  In addition, the Purchaser acknowledges that the definitive terms and conditions and form of the Warrants will be set forth in the Warrant Indenture (as defined below).

3.                                                                                       Definitions.  In this Subscription Agreement, unless the context otherwise requires:

(a)                                  “1933 Act” means the Securities Act of 1933, as amended, of the United States;

(b)                                 “1934 Act” means the Securities Exchange Act of 1934, as amended, of the United States;

(c)                                  “affiliate”, “associate”, “distribution” and “insider” have the respective meanings ascribed to them in the Securities Act (British Columbia);

(d)                                 “Closing” means the completion of the issue and sale by the Corporation, and the purchase by the Purchasers, of the Units;

(e)                                  “Closing Date” means September 23, 2005 or such other date as the Corporation and the Finders may agree but in any event, such date shall be no later than October 7, 2005 without approval from the Toronto Stock Exchange;

(f)                                    “Closing Time” means 9:00 a.m. (Vancouver time) on the Closing Date or such other time as the Corporation and the Finders may agree;

(g)                                 “Exchanges” means the Toronto Stock Exchange and the American Stock Exchange;

(h)                                 “Financial Statements” means the audited annual financial statements of the Corporation as at and for the year ended December 31, 2004 and the unaudited financial statements of the Corporation as at and for the six month period ended June 30, 2005;

(i)                                     “International Jurisdiction” means a country other than Canada or the United States;

(j)                                     “International Securities Laws” means any securities laws having application to the Purchaser and the purchase by the Purchaser of the Purchaser’s Units other than the laws of Canada or the United States, and all regulatory notices, orders, regulations, policies and other instruments incidental thereto;

(k)                                  “MI 45-102” means Canadian Multilateral Instrument 45-102 Resale of Securities;

(l)                                     “Public Record” means the prospectuses, annual reports, quarterly reports, current reports, annual information forms, offering memoranda, proxy statements, material change reports, press releases and technical reports filed by or on behalf of the Corporation with the Exchanges, any applicable Canadian securities regulatory authority and the SEC during the 12 months preceding the date hereof;

(m)                               “Purchasers” means all purchasers of the Units, including the Purchaser hereunder;

(n)                                 “Registration Statement” means a registration statement under the 1933 Act relating to the Shares and the Warrant Shares;

(o)                                 “Regulation S” means Regulation S under the 1933 Act;

(p)                                 “Reporting Provinces” means the Provinces of British Columbia and Ontario;

(q)                                 “SEC” means the United States Securities and Exchange Commission;

(r)                                    “Securities” means collectively, the Units, the Shares, the Warrants and the Warrant Shares;

(s)                                  “Shares” means common shares without par value in the capital of the Corporation;

(t)                                    “Trustee” means Computershare Trust Company of Canada;

(u)                                 “Underlying Securities” means collectively, the Shares, the Warrants and the Warrant Shares;

(v)                                 “Unit” means one Share and one Warrant;

(w)                               “United States” means the United States as that term is defined in Regulation S;

(x)                                   “U.S. Person” means a U.S. person as that term is defined in Regulation S;

(y)                                 “Warrant Indenture” means the indenture to be dated as of the Closing Date, and to be entered into between the Corporation and the Trustee pursuant to which the Warrants will be issued;

(z)                                   “Warrant Shares” means the Shares issuable upon exercise of the Warrants in accordance with their terms; and

(aa)                            “Warrants” means the common share purchase warrants of the Corporation comprising part of the Units to be issued by the Corporation hereunder and having the characteristics described in section 4 below.

4.                                                                                       Warrant Indenture.  The Warrants will be represented and governed by the Warrant Indenture.  The Warrant Indenture will contain provisions to the following effect:

(a)                                  Right to Shares - Each whole Warrant will be exercisable to acquire, subject to adjustment as set out in the Warrant Indenture, one Warrant Share at any time from the Closing Date until 4:30 p.m. (Vancouver time) on the day which is 24 months after the Closing Date at the price of U.S.$4.10 per Warrant Share (in this Section 4, the “Exercise Price”), subject to the Warrant Trigger (as defined below).

If at any time after the date that is six months after the date that the Registration Statement is declared effective by the SEC, the closing trading price of the Shares on the American Stock Exchange is U.S.$5.40 or greater for a period of 20 consecutive trading days (in this Section 4, such event the “Warrant Trigger”), the Corporation will have the option for a period of 15 business days after the end of such period to request that the Warrants be exercised within 15 business days of the date the Corporation provides notice that the Warrant Trigger has occurred.  If the Warrants are not exercised within 15 business days following this notice, the Warrants will expire.

(b)                                 Adjustment Provisions - The number of Warrant Shares issuable on the exercise of a Warrant and the Exercise Price will be subject to adjustment in certain events, including the subdivision, consolidation, change or reclassification of Shares, the issue of the Shares by way of stock dividends other than dividends paid in the ordinary course, and the distribution to all or substantially all the holders of the Shares of rights entitling them to subscribe for or purchase Shares at a price that is less than 95% of the then current market price of the Shares.

(c)                                  Amendment of Warrant Indenture - The Corporation and the Trustee may amend or correct the Warrant Indenture or any supplemental indenture or the rights of the holders of the Warrants in certain ways which, in general, do not affect the substance thereof or do not prejudice the holders of Warrants.  Otherwise, the Corporation and the Trustee may only amend the Warrant Indenture or any supplemental indenture or the rights of the holders of the Warrants with approval of the holders of the Warrants given by resolution passed at a meeting at which a quorum is present pursuant to the terms of the Warrant Indenture by the affirmative votes of holders of 66.67% of the Warrants voted at the meeting or consented to in writing by the holders of 66.67% of the Warrants then outstanding.

(d)                                 Dividends - Warrants that are exercised will not be entitled to any cash or stock dividends or any other distributions paid or declared but unpaid on the Shares during the period from the Closing Date to the time of such exercise.

(e)                                  Other Provisions - The provisions of the Warrant Indenture and the attributes and characteristics of the Warrants represented thereby will be substantially as described herein.

5.                                                                                       Delivery and Payment.  The Purchaser agrees that the following shall be delivered to the Finders, care of Global Resource Investments Ltd. at the address and by the date and time set out on the cover page hereof, or such other place, date or time as the Finders may advise:

(a)                                  a completed and duly signed copy of this Subscription Agreement;

(b)                                 a completed and duly signed copy of the Confirmation of Status as U.S. “Accredited Investor” attached hereto as Schedule ”A”;

(c)                                  if the Purchaser is a resident of any Canadian jurisdiction, a completed and duly signed copy of the Confirmation of Status as Canadian “Accredited Investor” attached hereto as Schedule ”B”;

(d)                                 all other documentation as may be required by applicable securities laws; and

(e)                                  a wire transfer in United States currency made payable to the Corporation in accordance with the instructions provided by the Finders, representing the aggregate Purchase Price for the Purchaser’s Units, or such other method of payment against delivery of the Units as the Corporation may accept.

The Purchaser acknowledges and agrees that such undertakings, questionnaires and other documents, when executed and delivered by the Purchaser, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Purchaser hereunder in favour of the Corporation.  The Purchaser consents to the filing of such undertakings, questionnaires and other documents and personal information as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

6.                                                                                       Closing.  The transactions contemplated hereby will be completed at the Closing at the offices of Borden Ladner Gervais LLP in Vancouver, British Columbia, Canada or at such other location as determined by the Corporation.  The Purchaser acknowledges that the Purchaser’s Units will be available for delivery to it at the Closing against payment of the amount of the aggregate Purchase Price for the Purchaser’s Units.

7.                                                                                       Representations and Warranties of the Corporation.  By accepting this offer, the Corporation represents and warrants to the Purchaser as follows:

(a)                                  the Corporation has been duly incorporated and is validly subsisting and in good standing under the Business Corporations Act (Yukon Territory), and has all requisite corporate power and capacity to enter into and carry out its obligations under this Subscription Agreement;

(b)                                 on the Closing Date, the Corporation will have taken all corporate steps and proceedings necessary to approve the transactions contemplated hereby, including the execution and delivery of this Subscription Agreement;

(c)                                  the outstanding Shares are listed and posted for trading on the Exchanges;

(d)                                 no order ceasing or suspending trading in the securities of the Corporation nor prohibiting the sale of such securities has been issued to the Corporation or its directors, officers or promoters and, to the best of the knowledge of the Corporation, no investigations or proceedings for such purposes are pending or threatened;

(e)                                  prior to the Closing Date, the Corporation will have obtained all required approvals from the Exchanges in order to permit the completion of the transactions contemplated hereby;

(f)                                    the Corporation is a reporting issuer in good standing under the securities laws of the Reporting Provinces and is a reporting company under the 1934 Act, and no material change relating to the Corporation has occurred with respect to which the requisite material change report has not been filed under any applicable securities laws in the Reporting Provinces and no such disclosure has been made on a confidential basis;

(g)                                 the Corporation has full corporate power and authority to undertake the Offering, to issue the Securities, and at the Closing Time, the Shares and the Warrants will be duly and validly created, authorized and issued, and all Warrant Shares issuable upon exercise of the Warrants will be duly and validly authorized, allotted and reserved for issuance upon exercise of the Warrants and will, upon exercise of the Warrants be issued as fully-paid and non-assessable Shares;

(h)                                   the Corporation and its subsidiaries are the beneficial owners of or have the right to acquire the interests in the properties, business and assets referred to in the Public Record, and any and all agreements pursuant to which the Corporation or its subsidiaries holds or will hold any such interests in properties, business or assets are in good standing in all material respects according to their terms, and the properties are in good standing in all material respects under the applicable statutes and regulations of the jurisdictions in which they are situated;

(i)                                     the Public Record is in all material respects accurate and omits no facts, the omission of which makes the Public Record or any particulars therein, misleading or incorrect;

(j)                                     except as disclosed in the Public Record, no actions, suits, inquiries or proceedings are pending or, to the knowledge of the Corporation, are contemplated or threatened to which the Corporation or its subsidiaries is a party or to which the property of the Corporation or its subsidiaries is subject that would result individually or in the aggregate in any material adverse change in the operations, business or condition (financial or otherwise) of the Corporation or its subsidiaries;

(k)                                  the Financial Statements present fairly, in all material respects, the financial position of the Corporation and its subsidiaries on a consolidated basis as at the dates set out therein and the results of their operations and the changes in their financial position for the periods then ended, in accordance with Canadian generally accepted accounting principles;

(l)                                     except as disclosed in the Public Record, there has not been any material change in the assets, liabilities or obligations (absolute, accrued, contingent or otherwise) of the Corporation or its subsidiaries, as set forth in the Financial Statements, and there has not been any material adverse change in the business, operations or condition (financial or otherwise) or results of the operations of the Corporation or its subsidiaries, since June 30, 2005 and since that date there have been no material facts, transactions, events or occurrences which could materially adversely affect the business of the Corporation or its subsidiaries;

(m)                               the Corporation and its subsidiaries have conducted and are conducting their businesses in material compliance with all applicable laws, by-laws, rules and regulations of each jurisdiction in which their businesses are carried on and hold all licences, registrations, permits, consents or qualifications (whether governmental, regulatory or otherwise) required in order to enable their businesses to be carried on as now conducted or as proposed to be conducted, and all such licences, registrations, permits, consents and qualifications are valid and subsisting and in good standing and neither the Corporation nor its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, registration, permit, consent or qualification which, if the subject of an unfavourable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, condition (financial or otherwise) or income of the Corporation or its subsidiaries;

(n)                                 the Corporation has taken or will take all steps as may be necessary for it to comply with the requirements of the applicable securities laws of the Reporting Provinces, the United States and such other jurisdictions in which the Units are sold, and the Corporation is entitled to avail itself of the applicable prospectus and registration exemptions available under the applicable securities laws of the Reporting Provinces and the United States in respect of the offer and sale of the Units; and

(o)                                the Corporation has filed all documents that it is required to file under the continuous disclosure provisions of applicable securities laws in Canada and the United States, including annual and interim financial information and annual reports, press releases disclosing material changes and material change reports, and all periodic reports  required by Section 13(a) of the 1934 Act and the rules and regulations thereunder.

8.                                                                                       Covenants of the Corporation.  The Corporation covenants and agrees with the Purchaser as follows:

(a)                                  the Corporation will use commercially reasonable efforts to have the Registration Statement declared effective by the SEC within six months from the Closing Date, provided that the Corporation will in no way be liable or responsible to the Purchaser if notwithstanding such efforts such declaration does not occur within the foregoing time period or at all;

(b)                                 the Corporation will comply with all filing and other disclosure requirements under all applicable securities laws;

(c)                                  the Corporation will use commercially reasonable efforts to maintain the listing of the Shares on the Exchanges until the expiry date of the Warrants and for a period of 12 months thereafter; and

(d)                                 the Corporation will use commercially reasonable efforts to maintain its status as a reporting issuer under applicable securities legislation in the Reporting Provinces and as a reporting company with the SEC, from the date hereof until the expiry date of the Warrants and for a period of 12 months thereafter.

9.                                                                                       Conditions for the Benefit of the Purchaser.  The obligations of the Purchaser to complete the purchase of the Purchaser’s Units as contemplated hereby shall be conditional upon the fulfilment at or before the Closing Time, for the exclusive benefit of the Purchaser, of each of the following conditions:

(a)                                  the representations and warranties of the Corporation will be true and correct in all material respects as at the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date;

(b)                                 the Corporation will have, in all material respects, performed and complied with all covenants and agreements contained in this Subscription Agreement to be performed or complied with, or caused to be performed or complied with, by the Corporation at or prior to the Closing;

(c)                                  all necessary corporate action will have been taken by the Corporation to authorize the execution and delivery of this Subscription Agreement, and to consummate the transactions contemplated by this Subscription Agreement; and

(d)                                 the Purchaser shall have received an opinion of legal counsel to the Corporation addressing matters related to this Subscription Agreement and the transactions contemplated thereby, in such form as is acceptable to the Finders or their counsel acting reasonably.

10.                                                                                 Conditions for the Benefit of the Corporation.  The acceptance of this offer and the obligation of the Corporation to complete the issue and sale of the Purchaser’s Units as contemplated hereby shall be conditional upon the fulfilment at or before the Closing Time, for the exclusive benefit of the Corporation, of each of the following conditions:

(a)                                  the representations and warranties of the Purchaser will be true and correct in all material respects as at the Closing Date with the same force and effect as if such representations and warranties had been made at and as of the Closing Date;

(b)                                 the Purchaser will have, in all material respects, performed and complied with all covenants and agreements contained in this Subscription Agreement to be performed or complied with, or caused to be performed or complied with, by the Purchaser at or prior to the Closing; and

(c)                                  all necessary corporate action, if any, will have been taken by the Purchaser to authorize the execution and delivery of this Subscription Agreement and to consummate the transactions contemplated by this Subscription Agreement.

11.                                                                                 Acceptance or Rejection.  The Corporation will have the right to accept or reject this offer at any time at or prior to the Closing Time.  The Purchaser acknowledges and agrees that the acceptance of this offer will be conditional upon the sale of the Purchaser’s Units to the Purchaser being exempt from any prospectus or offering memorandum requirements of all applicable securities laws.  The Corporation will be deemed to have accepted this offer upon the Corporation’s execution of the acceptance form at the end of this Subscription Agreement and the delivery at the Closing of the certificates representing Shares and Warrants to, or upon the direction of, the Purchaser.

12.                                                                                 Appointment of Finders.  The Purchaser (and if applicable, any others for whom the Purchaser is contracting hereunder) hereby irrevocably authorizes the Finders or the Finders’ representative:

(a)                                  to complete and correct any information contained in this Subscription Agreement, and any other document prepared by the Purchaser in connection with the Offering, which may require completion or correction;

(b)                                 to negotiate and settle the form of the Warrant Indenture and any other agreement entered into or to be entered into in connection with this transaction;

(c)                                  to negotiate and waive, in whole or in part, or extend the time for compliance with, any of the Corporation’s representations, warranties or covenants, or any of the closing conditions, given or made by the Corporation for the benefit of the Purchaser, all in such manner and on such terms and conditions as the Finders may determine, acting reasonably, without in any way affecting the Purchaser’s obligations or the obligations of such others hereunder;

(d)                                 to accept delivery of documents and securities at the Closing on behalf of the Purchaser and to execute and deliver receipts therefor; and

(e)                                  to terminate this Subscription Agreement on behalf of the Purchaser in the event that any condition precedent to the Closing has not been satisfied by the date set therefor.

Although the Finders may have introduced the Purchaser to the Corporation, the Purchaser acknowledges and agrees with, and for the benefit of, the Finders, such acknowledgments and agreements to survive the Closing, that:

(a)                                  the Finders and their respective directors, officers, employees, agents and representatives have no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any Public Record or other publicly available information concerning the Corporation, or as to whether all information concerning the Corporation that is required to be publicly disclosed by it has been generally disclosed;

(b)                                 the Finders have not conducted any due diligence or otherwise engaged in any independent verification or investigation with respect to the information contained in the Public Record or any other information regarding the Corporation, whether public or private, including the representations and warranties of the Corporation herein;

(c)                                  the Purchaser (or if applicable, any others for whom the Purchaser is contracting hereunder) has not received or been provided with a prospectus, offering memorandum (within the meaning of the securities laws of the Reporting Provinces, the United States and such other jurisdictions in which the Units are being offered for sale) or similar document and that the Purchaser’s decision, or, if applicable, the decision of others for whom the Purchaser is contracting hereunder, to enter into this Subscription Agreement and to purchase the Units from the Corporation is based entirely upon the Public Record, and not upon any other verbal or written representation as to fact or otherwise made by or on behalf of the Finders;

(d)                                 legal counsel retained by the Finders are acting as counsel to the Finders and not as counsel to the Purchaser, and the Purchaser may not rely upon such counsel in any respect and the Purchaser should obtain independent legal advice with respect to the investment in the Units; and

(e)                                  the Finders are entitled to rely on the respective representations, statements, covenants and answers of the Purchaser and the Corporation contained in this Subscription Agreement, and that the Purchaser will hold harmless the Finders and the Corporation from any loss or damage they may suffer whatsoever as a result of the Purchaser’s failure to accurately complete any of the information required to be completed by the Purchaser herein.

13.                                                                                 Purchaser’s Acknowledgements. The Purchaser acknowledges and agrees that as the sale of the Purchaser’s Units will not be qualified by a prospectus, such sale is subject to the condition that the Purchaser (or, if applicable, any others for whom the Purchaser is contracting hereunder) sign and return to the Corporation all relevant documentation required by applicable Canadian and United States securities laws and the rules, regulations and policies of the Exchanges.  The Purchaser acknowledges and agrees that the Corporation may be required to provide to applicable securities regulatory authorities or the Exchanges the identities of the beneficial purchasers of the Units and the identities of all persons having a greater than a 10% beneficial interest in the Purchaser.  Notwithstanding that the Purchaser may be purchasing Units as an agent on behalf of an undisclosed principal, the Purchaser agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Corporation in order to comply with the foregoing or any other applicable laws, rules, regulations or policies.

In addition, the Purchaser acknowledges:

(a)                                  no securities commission or other regulatory authority has reviewed or passed upon the merits of the Securities;

(b)                                 there is no government or other insurance covering the Securities;

(c)                                  there are risks, including those set forth in the Public Record, associated with the purchase of the Securities;

(d)                                 there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions (whether U.S., Canadian or otherwise) are and to comply with them before selling the Securities;

(e)                                  the Corporation has advised the Purchaser that it is relying on an exemption from the requirements under applicable securities laws to provide the Purchaser with a prospectus and to sell the Securities through a person registered to sell securities under the applicable securities laws, and other applicable legislation, and that as a consequence of acquiring these securities pursuant to these exemptions, certain protections, including statutory rights of rescission or damages, will not be available to the Purchaser;

(f)                                 none of the Securities to be issued and delivered to the Purchaser hereunder have been registered under the 1933 Act, and accordingly the Securities are subject to restrictions on transferability and resale and may not be offered, sold, gifted, pledged, hypothecated, transferred, assigned or otherwise disposed of unless registered under the 1933 Act or pursuant to an exemption from the registration requirements of the 1933 Act.  The certificates representing the Warrants shall bear the following legend, which legend shall remain on the said certificates until compliance with the terms thereof:

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].

NEITHER THIS CERTIFICATE NOR THE SECURITIES REPRESENTED HEREBY NOR ANY SECURITIES ISSUABLE UPON THE EXERCISE OF SUCH SECURITIES, NOR ANY INTEREST IN OR RIGHTS UNDER SAME, HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR UNDER THE SECURITIES LAWS OF ANY STATE, AND NEITHER THIS CERTIFICATE NOR THE SECURITIES REPRESENTED HEREBY NOR ANY SECURITIES ISSUABLE UPON THE EXERCISE OF SUCH SECURITIES, NOR ANY INTEREST IN OR RIGHTS UNDER SAME, MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) RECEIPT BY THE CORPORATION OF AN ACCEPTABLE LEGAL OPINION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE CORPORATION OTHERWISE SATISFYING ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION .”,

and the certificates representing the Shares and the Warrant Shares shall bear the following legend, which legend shall remain on the said certificates until compliance with the terms thereof, provided that if Warrant Shares are not issued within four months of the Closing Date the first and second paragraphs of the following legend shall not appear on the certificates representing the Warrant Shares:

“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND ONE DAY AFTER THE CLOSING DATE].

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SAID SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES

SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW.  NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE UNITED STATES STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) RECEIPT BY THE CORPORATION OF AN ACCEPTABLE LEGAL OPINION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE CORPORATION OTHERWISE SATISFYING ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”;

(g)                                 the first trade in any Canadian jurisdiction, with the exception of Quebec, of the Securities acquired by the Purchaser may only be made in accordance with the following rules:

(i)                                     the Corporation is and has been a reporting issuer in a jurisdiction of Canada for the four months immediately preceding the trade;

(ii)                                  at least four months have elapsed from the distribution date of the Units;

(iii)                               the certificates representing the Securities were issued carrying the legend as required in section 2.5(2)3(a) of MI 45-102;

(iv)                              the trade is not a “control distribution” within the meaning of MI 45-102;

(v)                                 no unusual effort is made to prepare the market or to create a demand for the Securities;

(vi)                              no extraordinary commission or other consideration is paid in respect of the trade, and

(vii)                           if the Purchaser is an insider of the Corporation, the Purchaser has no reasonable grounds to believe that the Purchaser is in default of any securities laws.

14.                                                                                 Purchaser’s Representations and Warranties.  The Purchaser represents and warrants to the Corporation, as representations and warranties that are true as of the date of this offer and will be true as of the Closing Date, that:

(a)                                  Authorization and Effectiveness - if the Purchaser is a corporation, the Purchaser is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Purchaser is a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this offer and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon acceptance by the Corporation, this offer will constitute a legal, valid and binding contract of the Purchaser enforceable against the Purchaser in accordance with its terms;

(b)                                 Residence - the Purchaser is a resident of the jurisdiction referred to under “Name and Address of Purchaser” on the cover page hereof;

(c)                                  Purchasing as Principal - except to the extent contemplated in paragraph (e) below, the Purchaser is purchasing the Purchaser’s Units as principal (as defined in all applicable securities laws) for its own account and not for the benefit of any other person;

(d)                                 Purchasing for Investment Only - except to the extent contemplated in paragraph (e) below, the Purchaser is purchasing the Purchaser’s Units for investment only and not with a view to any resale, distribution or other disposition in violation of Canadian, United States federal or state, or other securities laws;

(e)                                  Purchasing as Agent or Trustee - in the case of the purchase by the Purchaser of the Purchaser’s Units as agent or trustee for any principal, each beneficial purchaser of the Purchaser’s Units for whom the Purchaser is acting, is purchasing its Purchaser’s Units as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to any resale, distribution or other disposition, and the Purchaser has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby;

(f)                                    Purchaser Has Benefit of Statutory or Other Exemptions - the Purchaser, and any beneficial purchaser referred to in paragraph (e) above, is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the 1933 Act (and has initialled and executed Schedule ”A” hereto to confirm its representation and warranty regarding the specific category or categories under which it so qualifies), and

(i)                                     if resident in any Canadian jurisdiction, is an “accredited investor” within the meaning of National Instrument 45-106 Registration and Prospectus Exemptions (and has completed and duly signed Schedule ”B” hereto to confirm its representation and warranty regarding the specific category or categories under which it so qualifies), and has not been created, and is not being used, solely to purchase or hold securities as an “accredited investor”, or

(ii)                                  if resident in an International Jurisdiction

(A)                              is knowledgeable of, or has been independently advised as to, the International Securities Laws, if any, which apply to the Purchaser and the purchase by the Purchaser of the Purchaser’s Units (and the issuance of the Underlying Securities),

(B)                                is purchasing the Purchaser’s Units pursuant to an exemption from any prospectus, registration or similar requirements under International Securities Laws, or, if such is not applicable, the Purchaser is permitted to purchase the Purchaser’s Units under International Securities Laws without the need to rely on exemptions,

(C)                                International Securities Laws do not (or will not) require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction with respect to the purchase by the Purchaser of the

Purchaser’s Units (or the issuance to the Purchaser of the Purchaser’s Units or the Underlying Securities), and

(D)                               the distribution of the Units (and the Underlying Securities) to the Purchaser by the Corporation complies (or will comply) with all International Securities Laws, or

(iii)                                 has status as an exempt purchaser or the equivalent under the securities legislation applicable to it, which status has the effect of eliminating any requirement for a prospectus (or equivalent document) in respect of the purchase of Units by the Purchaser and has provided the Corporation with a copy of the document evidencing or confirming such status, or

(iv)                              is purchasing pursuant to a statutory, regulatory or other exemption, or an exemption order permitting such purchase, which exemption or order has the effect of eliminating any requirement for a prospectus (or equivalent document) or the involvement of a registrant in respect of the purchase of Units by the Purchaser and has provided the Corporation with a copy of the document evidencing such exemption or exemption order;

(g)                                 Corporation or Unincorporated Organization - if the Purchaser, or any beneficial purchaser referred to in paragraph (e) above, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization and resident in any Canadian jurisdiction, each member thereof is an “accredited investor” within the meaning of National Instrument 45-106 Registration and Prospectus Exemptions;

(h)                                 Absence of Advertising - the offering and sale of the Purchaser’s Units to the Purchaser were not made or solicited through, and the Purchaser is not aware of, any advertisement of the Units in printed public media, radio, television or telecommunications, including electronic display (such as the Internet), or any other advertisement or general solicitation with respect to the Units including any as contemplated under Rule 502(c) under the 1933 Act;

(i)                                     No Undisclosed Information - the Purchaser’s Units are not being purchased by the Purchaser as a result of any material information concerning the Corporation that has not been publicly disclosed and the Purchaser’s decision to tender this offer and acquire the Purchaser’s Units has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Corporation, the Finders or any other person and is based entirely upon currently available public information concerning the Corporation;

(j)                                     Opportunity to Ask Questions – the Purchaser, and any beneficial purchaser referred to in paragraph (e) above, has been afforded by the Corporation the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and verification of the accuracy of the currently available public information concerning the Corporation;

(k)                                  Investment Suitability - the Purchaser, and any beneficial purchaser referred to in paragraph (e) above, has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the

Purchaser’s Units (and the Underlying Securities) and is able to bear the economic risk of loss of such investment;

(l)                                     Purchaser at Arm’s Length to Corporation – the Purchaser, and any beneficial purchaser referred to in paragraph (e) above, is not a director or officer of the Corporation or any affiliate or associate thereof, does not beneficially own, directly or indirectly, more than 10% of the Shares of the Corporation or any affiliate or associate thereof, and is otherwise at arm’s length to the Corporation and its affiliates and associates;

(m)                               Source of Subscription Funds –

(i)                                     to the best of the Purchaser’s knowledge, none of the subscription funds used for the purchase of the Purchaser’s Units (in this Section 14, the “Subscription Funds”) (A) will represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada), (B) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States or any other jurisdiction, or (C) are being tendered on behalf of a person or entity who has not been identified to the Purchaser, and

(ii)                                  the Purchaser shall promptly notify the Corporation if the Purchaser discovers that any of the representations in paragraph (m)(i) above ceases to be true, and to provide the Corporation with appropriate information in connection therewith; and

(n)                                 Compliance with Anti-Money Laundering Legislation – if the Purchaser is a financial institution (including, without limitation, broker-dealers and investment companies such as United States and offshore unregistered hedge funds, funds-of-funds, commodity pools, private equity funds and venture capital funds):

(i)                                     it seeks to comply with all applicable laws concerning money laundering and related activities, including without limitation, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 of the United States (popularly known as the “USA Patriot Act”),

(ii)                                  in furtherance of such efforts, to the best of its knowledge based on appropriate diligence and investigation, none of the Subscription Funds has been or will be derived from or related to any activity that is deemed criminal under the laws of Canada or the United States, and

(iii)                               it will promptly notify the Corporation if the Purchaser discovers that any of the representations in this paragraph (n) ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

The Purchaser acknowledges and agrees that the foregoing representations and warranties are made by it with the intention that they may be relied upon in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Purchaser’s Units under relevant securities legislation.  The Purchaser further agrees that by accepting delivery of the Purchaser’s Units on the Closing Date, it will be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Date with the same force and effect as if they had been made by the Purchaser at the time of the Closing and that they will survive the purchase by the Purchaser of the Purchaser’s Units and will continue in full force and effect notwithstanding any subsequent disposition by the Purchaser of the Purchaser’s Units.

15.                                                                                 No Investigation by Finders.  The Purchaser acknowledges and agrees that the Finders assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any publicly available information concerning the Corporation or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been generally disclosed.  The Purchaser further acknowledges and agrees that the Finders have not engaged in or conducted any independent investigation with respect to the Corporation or any such information.

16.                                                                                 Resale Restrictions.  The Purchaser understands and acknowledges that the Purchaser’s Units and Underlying Securities will be subject to certain resale restrictions under applicable securities laws and the Purchaser agrees to comply with such restrictions.  The Purchaser also acknowledges that it has been advised to consult its own legal advisors with respect to applicable resale restrictions and that it is solely responsible (and neither the Corporation nor the Finders are in any manner responsible) for complying with such restrictions.  Without limiting the foregoing, in particular, the Purchaser (or if applicable, any others for whom the Purchaser is contracting hereunder) acknowledges that the Purchaser has been independently advised as to or is aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to, the Shares, the Warrants and the Warrant Shares imposed by the securities laws of the jurisdiction in which the Purchaser resides or to which the Purchaser is subject and by the rules, regulations and policies of the Exchanges, that a suitable legend or legends will be placed on the certificates representing the Shares, the Warrants and, if necessary, the Warrant Shares to reflect the applicable restricted period and statutory hold period to which the Shares, the Warrants and, if applicable, the Warrant Shares are subject, and that the Purchaser is hereby advised that during such period, as applicable, such securities cannot be traded through the facilities of the Exchanges as such securities are not freely transferable and consequently delivery of the certificate representing such securities will not constitute “good delivery” in settlement of transactions on either Exchange and that the Exchanges will deem the Purchaser to be responsible for any loss incurred on a sale made by the Purchaser in such securities.

17.                                                                                 No Revocation.  The Purchaser agrees that this offer is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Purchaser.

18.                                                                                 Indemnity.  The Purchaser agrees to indemnify and hold harmless the Corporation and the Finders and their directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein or in any document furnished by the Purchaser to the Corporation or the Finders in connection herewith being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser herein or in any document furnished by the Purchaser to the Corporation or the Finders in connection herewith.

19.                                                                                 Collection of Personal Information.  The Purchaser acknowledges and consents to the fact that the Corporation is collecting the Purchaser’s personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial, federal or state legislation or laws in effect in Canada or the United States from time to time), (or if applicable, any others for whom the Purchaser is contracting hereunder) for the purposes of fulfilling the transactions contemplated hereby.  The Purchaser further acknowledges and consents to the fact that the Corporation may be required by law to provide securities regulatory authorities or other regulatory agencies pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) with any such personal information.  The Purchaser, and if applicable, any others for whom the Purchaser is contracting hereunder acknowledges and consents to the Corporation and the Finders retaining such personal information for as long as permitted or required by law or business practices.  The Purchaser and, if applicable, any others for whom it is contracting hereunder, further acknowledges and consents to the fact that the Corporation or the Finders may be required by applicable securities laws, the rules, regulations and policies of any stock exchange, securities regulatory authority or other regulatory body, or the rules of the Investment Dealers Association of Canada to provide regulatory authorities with any personal information provided by the Purchaser in this Subscription Agreement.  The Purchaser represents and warrants that it has the authority to provide the consents and acknowledgements set out in this section on behalf of any others for whom it is contracting hereunder.  In addition to the foregoing, the Purchaser agrees and acknowledges that the Corporation or the Finders, as the case may be, may use and disclose the Purchaser’s personal information, or that of any others for whom the Purchaser is contracting hereunder, as follows:

(a)                                  for internal use with respect to managing the relationships between and contractual obligations of the Corporation, the Finders and the Purchaser or any beneficial purchaser for whom it is contracting hereunder;

(b)                                 for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(c)                                  disclosure to securities regulatory authorities and other regulatory bodies with jurisdiction with respect to reports of trades and similar regulatory filings;

(d)                                 disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(e)                                  disclosure to professional advisers of the Corporation or the Finders in connection with the performance of their professional services;

(f)                                    disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Purchaser’s prior written consent;

(g)                                 disclosure to a court determining the rights of the parties under this Subscription Agreement; and

(h)                                 for use and disclosure as otherwise required or permitted by law.

20.                                                                                 Modification. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.  Notwithstanding the foregoing, the Purchaser hereby constitutes the Corporation as its agent to correct, on behalf of the Purchaser, any manifest errors or typographical errors contained herein.

21.                                                                                 Assignment.  The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Purchaser, the Corporation and their respective successors and assigns; provided that, except as herein provided, this Subscription Agreement shall not be assignable by any party without the prior written consent of the other parties.  The benefit and obligations of this Subscription Agreement insofar as they apply to the Purchaser, shall pass with any assignment or transfer of the Shares and Warrants in accordance with their terms.

22.                                                                                 Miscellaneous.  All representations, warranties, agreements and covenants made or deemed to be made by the Purchaser herein will survive the execution and delivery, and acceptance, of this offer and the Closing. This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

23.                                                                                 Governing Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.  The Purchaser on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, hereby irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia with respect to any matters arising out of this Subscription Agreement.

24.                                                                                 Facsimile Subscriptions.  The Corporation shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement, including the completed schedules hereto, and acceptance by the Corporation of such facsimile copy shall be legally effective to create a valid and binding agreement between the Purchaser and the Corporation in accordance with the terms hereof.

25.                                                                                 Entire Agreement and Headings.  This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.  This Subscription Agreement may be amended or modified in any respect by written instrument only.  The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

26.                                                                                 Time of Essence.  Time shall be of the essence of this Subscription Agreement.

27.                                                                                 Language.  The Purchaser acknowledges its consent and requests that all documents evidencing or relating in any way to its purchase of the Purchaser’s Units be drawn up in the English language only.  Nous reconnaissons par les présentes avoir consenti et demandé que tous les documents faisant foi ou se rapportant de quelque manière à notre achat soient rédigés en anglais seulement.

28.                                                                                 Effective Date.  This Subscription Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of the parties.

IN WITNESS WHEREOF the undersigned has executed this Subscription Agreement on the            day of                                   , 2005.

Signature of Purchaser (if an individual)	Name of Purchaser (if not an individual)

Per:
Name of Purchaser (if an individual)		Authorized Signatory
Name:
Title:

ACCEPTANCE

The foregoing is acknowledged, accepted and agreed to this          day of                        , 2005.

VISTA GOLD CORP.

Per:
Name:
Title:

Schedule ”A”

- Confirmation of Status as U.S. “Accredited Investor”
(within the meaning of Rule 501(a) of Regulation D under the United States Securities Act of 1933)

By initialling where indicated below, the Purchaser is confirming its representation and warranty regarding the category or categories under which it qualifies as an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the United States Securities Act of 1933:

[MARK BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

(a)

Natural Person — Net Worth Test. The Purchaser is a natural person whose total personal net worth, either individually or jointly with such person’s spouse, at the time of his purchase, exceeds U.S.$1,000,000.

☐

(b)

Natural Person — Income Test. The Purchaser is a natural person who had individual income in excess of U.S.$200,000, or joint income with the person’s spouse in excess of U.S.$300,000, in each of the two most recent years and reasonably expects to reach the same income level in the current year.

☐

(c)

Business and Non-profit Entities. The Purchaser is an organization described in section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or a partnership, none of which has been formed for the specific purpose of acquiring the Units, and each having total assets in excess of U.S.$5,000,000.

☐

(d)

Bank. The Purchaser is a bank as defined in section 3(a)(2) of the United States Securities Act of 1933 or a savings and loan association or other institution specified in section 3(a)(5)A of the United States Securities Act of 1933 whether acting in its individual or fiduciary capacity.

☐

(e)	Broker or Dealer. The Purchaser is a broker or dealer registered pursuant to section 15 of the United States Securities Exchange Act of 1934.	☐

(f)

Public Employee Plan. The Purchaser is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000.

☐

(g)

Employee Benefit Plan. The Purchaser is an employee benefit plan within the meaning of Title I of the United States Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

☐

(h)

Trust. The Purchaser is a trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the United States Securities Act of 1933.

☐

(i)	Insurance Company. The Purchaser is an insurance company as defined in section 2(13) of the United States Securities Act of 1933.	☐

A-1

(j)

Investment Company. The Purchaser is an investment company registered under the United States Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

☐

(k)	SBIC. The Purchaser is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.	☐

(l)	Private Business Development Company. The Purchaser is a private business development company as defined in section 202(a)(22) of the United States Investment Advisers Act of 1940.	☐

(m)	Director or Officer. The Purchaser is a director or an executive officer of the Corporation.	☐

(n)

Entity Owned by Accredited Investors. The Purchaser is an entity in which all of the equity owners are accredited investors and described in one or more of the categories set forth in paragraphs (a) through (m) above.

☐

DATED	, 2005

Signature of Purchaser

Name of Purchaser

Address of Purchaser

A-2

Schedule ”B”

- Confirmation of Status as Canadian “Accredited Investor”
(within the meaning of National Instrument 45-106 Prospectus and Registration Exemptions)

By initialling where indicated below, the Purchaser is confirming its representation and warranty regarding the category or categories under which it qualifies as an “accredited investor” within the meaning of National Instrument 45-106 Prospectus and Registration Exemptions:

[MARK BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

(a)	a Canadian financial institution, or a Schedule III bank;	☐

(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);	☐

(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐

(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐

(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);	☐

(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;	☐

(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

☐

(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;	☐

(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;	☐

(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn$1,000,000;

☐

(k)

an individual whose net income before taxes exceeded Cdn$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded Cdn$300,000 in each of the 2 most recent calendar

☐

years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

(l)	an individual who, either alone or with a spouse, has net assets of at least Cdn$5,000,000;	☐

(m)	a person, other than an individual or investment fund, that has net assets of at least Cdn$5,000,000 as shown on its most recently prepared financial statements;	☐

(n)	an investment fund that distributes or has distributed its securities only to:	☐

(i) a person that is or was an accredited investor at the time of the distribution;

(ii) a person that acquires or acquired securities under certain minimum purchase and additional invesment exemptions specified in the Instrument; or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under the investment fund reinvestment exemption specified in the Instrument;

(o)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐

(p)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐

(q)	a person acting on behalf of a fully managed account managed by that person, if that person:	☐

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(r)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

☐

(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;	☐

(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐

(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or		☐

(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as:		☐

	(i)	an accredited investor; or

	(ii)	an exempt purchaser in Alberta or British Columbia after September 14, 2005.

Note: A summary of the meanings of certain of the terms used in this certificate follows the signature block below.

DATED	, 2005

Signature of Purchaser

Name of Purchaser

Address of Purchaser

For the purposes of this certificate, the following definitions are included for convenience:

“Canadian financial institution” means

(a)                                  an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)                                 a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

“financial assets” means

(a)                                  cash;

(b)                                 securities; or

(c)                                  a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“Instrument” means National Instrument 45-106 Prospectus and Registration Exemption;

“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes certain employee venture capital corporations and venture capital corporations mentioned in National Instrument 81-106 Investment Fund Continuous Disclosure;

“non-redeemable investment fund” means an issuer

(a)                                  whose primary purpose is to invest money provided by its securityholders;

(b)                                 that does not invest;

(i)                                     for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund; or

(ii)                                  for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and

(c)                                  that is not a mutual fund;

“person” includes

(a)                                  an individual;

(b)                                 a corporation;

(c)                                  a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(d)                                 an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

“related liabilities” means

(a)                                  liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)                                 liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

“spouse” means, an individual who

(a)                                  is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(b)                                 is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(c)                                  in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.